UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 2, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and 7.01.

On May 2, 2014, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter ended March 31, 2014 and its earnings outlook for 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company is providing a quarterly consolidated statistical summary and a copy of the slide presentation made in connection with the quarterly earnings conference call on May 2, 2014.  This information contains Company operating results for the fiscal quarter ended March 31, 2014 and is attached hereto as Exhibits 99.2 and 99.3.  The summary and slide presentation are concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on May 2, 2014.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month periods ended March 31, 2014 and 2013.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation 1st Quarter 2014 Results slide presentation accompanying May 2, 2014 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 2, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: May 2, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on May 2, 2014.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month periods ended March 31, 2014 and 2013.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation 1st Quarter 2014 Results slide presentation accompanying May 2, 2014 conference call.